LEASE



BY THIS LEASE, MHPP, Inc., a California Corporation ("Landlord"), hereby leases Excalibur Technologies Corporation, a Delaware Corporation ("Tenant"), and Tenant hereby leases from Landlord, that certain real property, including all improvements therein or to be provided by Landlord under the terms of this Lease, and commonly known by the street address of 1959 Palomar Oaks Way, Carlsbad, located in the County of San Diego, State of California ("Building") and generally described as a three-story, 46,407 square foot office building, subject to all of the terms and conditions hereinafter set forth.

      1. BASIC LEASE PROVISIONS.

            1.1 DATE OF LEASE FOR REFERENCE PURPOSES.  September 1, 1995

            1.2 TENANT: Excalibur Technologies Corporation

            1.3 TENANT'S ADDRESS PRIOR TO COMMENCEMENT DATE.

                  9255 Towne Centre, 9th Floor
                  San Diego, CA  92121

                  Telephone No: (619) 625-7900

            1.4 PREMISES. The entire ground floor and entire third floor of the building.

            1.5 AREA.

                  (a) Usable Area: approximately 27,704 square feet ("USF")
                  (b) Rentable Area: approximately 31,029 square feet ("RSF)

            1.6 BASE RENT. Base Rent shall be paid in monthly installments, payable on the first day of each month according to the following schedule:

                  Months 1-2  $0.00 per month. $0.00 per RSF per month.
                  Months 3-24 $41,889.15 per month. $1.35 per RSF per month.
                  Months 25-48  $45,922.92  per  month.   $1.48  per  RSF  per
                  month.
                  Months 49-72  $50,577.27  per  month.   $1.63  per  RSF  per
                  month.

            1.7 SCHEDULED COMMENCEMENT DATE. November 15, 1995

            1.8 EXPIRATION DATE. Seventy-two months after the Commencement Date, as hereinafter defined.

                  Term: See section 2.1 of lease
                  Options: See section 2.3 of lease

            1.9 USE OF PREMISES. The operation of a business for corporate office use, marketing, product shipping, software research and related office uses. consistent with the zoning use.


            1.10 PARKING. Tenant shall be entitled to 4.0 parking spaces per 1,000 square feet leased. Tenant shall be provided seven(7) spaces designated for visitor parking and two (2) designated for loading.


            1.11 SECURITY DEPOSIT. None required, as long as tenant is not late, after the fifth of the month, in rent payments two times in any calendar year in which case a Security Deposit equal to one months rent will be required.

            1.12 PROPERTY MANAGEMENT FEE. A 4% property management fee is included in the calculation of the building operating expenses as outlined in article 3.2.

            1.13 BROKERS. CB/Madison Advisory Group for Tenant and Business Real Estate Brokerage Company for Landlord.


      2. COMMENCEMENT.

            2.1 COMMENCEMENT AND EXPIRATION OF TERM. The Term of this Lease and Tenant's obligation to perform all obligations and make all payments under this Lease shall commence on the date determined according to the terms and provisions of Section 1.7 or one (1) business day after substantial completion of Tenant Improvements, whichever is latter.

                  (a) In the event the actual Commencement Date shall be other than the first day of the month, all obligations of Tenant for monetary payments shall be paid for the fractional month on a per diem basis (calculated on the basis of a thirty (30) day month) including but not limited to, the rent pursuant to paragraph 3, and thereafter all monetary obligations shall be paid in equal monthly installments on the first of each and every month in advance. All Lease expirations, renewal dates, notices of option to renew, and any other provisions hereof relating to the Commencement Date of this Lease shall be determined by reference to the Commencement Date as herein defined.

                  (b) The Commencement Date shall be confirmed by Landlord in writing, but any delay or failure to do so shall not affect the validity of this Lease or the obligations of Tenant hereunder. The Term of this Lease shall end on the Expiration Date shown in subparagraph 1.8 of the Basic Lease Provisions, unless sooner terminated pursuant to any other provision hereof.

            2.2 RENEWAL OPTIONS. Tenant shall have the option to extend the Lease on all the provisions contained in this Lease except for rent, for a total of two (2) consecutive five (5) year periods ("Extended Term") following expiration of the Term by giving Landlord written notice of the Option ("Renewal Option Notice") at least six (6) months, but not more than twelve (12) months, before the expiration of the Term. If Tenant is in default on the date of the Renewal Option Notice is given, the Renewal Option Notice Shall, at Landlord's option, be deemed ineffective, or if Tenant is in default on the date the Extended Term is to commence, the Extended Term shall, at the Landlord's option, not commence and this Lease shall expire at the end of the Term. The Base Rent for the option periods shall be at 100% of fair market value. Tenant shall receive a new Base Year for Common Expenses commensurate with the then current calendar year in which the majority of the first year of the Extended Term would fill under. In the event of renewal or exercising of this option, Landlord shall pay a two percent (2%) commission to CB/Madison Advisory Group, and a 1.0% commission to Business Real Estate Brokerage Company.

      3. RENT.

            3.1 BASE RENT. Tenant agrees to pay the Base Rent for the Premises the sum shown in subparagraph 1.6 of the Basic Lease Provisions. All sums due hereunder shall be payable in lawful money off the United States of America in advance, without notice, demand, deduction, or offset, except as hereinafter provided, as described in subparagraph 1.6 commencing on the Commencement Date and continuing on the first day of each calendar month thereafter.

            3.2 COMMON EXPENSE ADJUSTMENTS

                  (a) The Usable Area of the Premises as of the date hereof is approximately 27,704 square feet as set forth in paragraph 1.5 of the Basic Lease Provisions and the Usable Area of the Building as of the date hereof is approximately 41,435 square feet. The "Load Factor" for this building shall be deemed 1.12 or one hundred twelve percent (112%). Landlord shall, based upon Tenant's approved space plan, compute the actual Usable Area of the Premises and, based upon as built drawings for the Building, the actual Usable Area of the Building. Such computations shall be determined by Landlord's architect and verified by Tenant, applying BOMA standards of measurement. Landlord shall, after making such computations, give written notice to Tenant of the actual Usable Area of the Premises; the Rentable Area of the Premises (compute by multiplying the Usable Area of the Premises by the Load Factor); Common Expense Percentage (computed as the quotient derived by dividing (i) the product of the Usable Area of the Premises times the Load Factor by (ii) the product of the Usable Area of the Building times the Load Factor.

                  (b) The term "Common Expenses" as used herein shall mean the aggregate amount of total costs and expense paid or incurred by Landlord in connection with the operation of the Building, and/or the operation repair and/or maintenance of the Building, including without limitation, (i) parking areas, loading and unloading areas, trash areas, roadways, driveways, walkways, landscaped areas, striping, bumpers, lighting facilities, elevator facilities air conditioning for Common Areas (as hereinafter defined), fences and gates;
(ii) the cost of fire, extended coverage, boiler, sprinkler, public liability, property damage, earthquake, and other insurance obtained by landlord in connection with the Building and the deductible portion of any insured loss otherwise covered by such insurance (or the costs of any uninsured loss, as the case may be); (iii) the cost of trash disposal services; (iv) the cost of maintaining tenant directories; (v) the cost of operating, repairing, and maintaining life safety systems including, without limitation, sprinkler systems; (vi) the cost of security services, if provided by Landlord; (vii) the cost of water, sewer, electricity for Common areas only, gas, and any other utilities used in connection with the operation, maintenance, and/or repair of the Common Areas and the Building; (viii) permits, licenses, inspection fees, and certificates necessary to operate the Building; (ix) legal, accounting, and consulting fees and expenses associated with building operations; (x) property management costs including, without limitation, the Property Management Fee, and any administrative expense related to the Building; (xi) the cost of any capital improvements amortized over their useful life (excluding roofs) made to the Building, as a labor saving device or to affect other economies in the operation or maintenance of the Building, or made to the Building or the Center after the date of this Lease, which are required under any governmental law or regulation that was not applicable to the Building or the Center at the time that permits for the construction thereof were obtained, such cost to be amortized over their useful life; (xii) the cost of any other service generally provided to the tenants of the Building by Landlord; (xiii) the cost of taxes; (xiv) the cost of sewer charges; (xv) the cost of labor supplies, materials, equipment, tools, machinery, and equipment used in connection with the maintenance and operation of the Building; (xvi) fees or other charges incurred in conjunction with membership in energy conservation; and (xvii) property owner's association dues, fees, assessments and the like relating to the Building.

                  (c) The term "insurance premiums" as used herein shall include all premiums on policies of insurance providing protection against any liability or loss for property damage or personal injury or other matters usually covered under comprehensive liability insurance; any peril included within the classification of fire and extended coverage, together with insurance against vandalism and malicious mischief, to the extent of the full replacement costs of the Building, including any fixtures, equipment or plate glass installed therein; and any other matters or coverage that a prudent owner, or the beneficiary under any mortgage or deed of trust encumbering the Building (or any portion thereof), might require.

                  (d) "Taxes" shall mean all taxes, assessments, and charges levied upon or with respect tenant improvements the Center, including without limitation, the Building or any personal property of Landlord used in the operation thereof, or landlord's interest in the Building or such personal property. Taxes shall include, without limitation, all general real property taxes, supplemental taxes and general special assessments, charges, fees, or assessments for transit housing, police, fire, or other governmental services or benefits to the Building, service payments in lieu of taxes, and any tax, fee, or excise on the act of entering into this Lease or any other lease of space in the Building and the Center or on the occupancy of the Building and the Center or any part thereof.

                  (e) Annual and other determinations of Common Expenses hereunder shall be made in good faith by Landlord. In the event of any dispute as to the amount thereof, Tenant shall have the right after reasonable notice to inspect Landlord's accounting. If, after such inspection, Tenant still disputes the Landlord's determination, certification as to the proper amount shall be made by Landlord's independent certified public accountant. Tenant agrees to pay the cost of such certification unless it is determined that Landlord's original determination was in error to Tenant's disadvantage by more than five percent (5%). Tenant agrees that the payment of any disputed sum and if applicable, the deposit of the estimated cost of certification, shall be conditions precedent to the initiation of the foregoing procedure.

            3.3 LATE RENT. For the first occurrence in any one 12-month period, the following shall apply; If any rent or other sums owed by Tenant whether a portion of the Base Rent, or additional rent, which shall not be received by Landlord, or Landlord's designee, within five (5) days after receipt of written notice to Tenant, such sums shall bear interest at the rate of twelve (12%) percent per annum retroactive to the due date until paid. Acceptance of any late charge shall not constitute a waiver of the default or the right to collect any such amounts or charges with respect to the overdue amount and shall not prevent Landlord from exercising any of the other rights and remedies available to Landlord.

            For any additional occurrence in a 12-month period, the following shall apply; Any rent or other sum owed by Tenant whether a portion of the Base Rent, additional rent, or otherwise, which remains unpaid later than five (5) business days after the same is due, provided Tenant has received written notice, shall be deemed delinquent and shall constitute a breach and default under this Lease, whereupon Tenant shall immediately pay to Landlord, as additional rent due hereunder, a late charge equal to five percent (5%) of the sum of the amount not paid. Should Tenant not have made such payment within fifteen (15) days of the date such sum or amount is due, Tenant shall immediately pay to Landlord, as additional rent hereunder, an additional late charge equal to five percent (5%) of the sum or amount not so paid. Should Tenant not have made such payment within thirty (30) days of such sum or amount is due date, Tenant shall immediately pay to Landlord, as additional rent hereunder, an additional late charge equal to five percent (5%) of the sum or amount not so paid. The parties agree that if Tenant fails to pay such sum(s) or amount(s) when due, Landlord will incur damages, including administrative expenses, the exact amount of which is difficult to ascertain. The parties agree that the late charges described above represent a reasonable estimate of such damages and declare them to be liquidated damages and not a penalty or forfeiture. Any payments received from Tenant shall be applied first to late charges outstanding and overdue rent prior to its application to present rent due. Acceptance of any late charge or any portion of the rent or other sum without such late charge shall not constitute a waiver of the default or the right to collect any such amounts or charges with respect to the overdue amount and shall not prevent Landlord from exercising any of the other rights and remedies available to Landlord.

      4.    SECURITY DEPOSIT. - SEE SECTION 1.11

      5.    REPAIRS AND MAINTENANCE.

            5.1 BY LANDLORD. Subject to subparagraph 5.2, Landlord shall be responsible for the maintenance of and repairs to the exterior walls, subflooring, foundations, roof, and other structural elements of the Building; the Building's elevators; the Building's plumbing, heating ventilation and air conditioning, and electrical systems. However, Landlord shall not be obligated to maintain, replace, or repair interior windows, doors, or interior surfaces of exterior walls. Except as otherwise provided herein, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, or improvement in or to any portion of the Building or in or to fixtures, appurtenances, and equipment therein or thereon. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement of rent by reasons of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, walkouts, or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord but not to include the bankruptcy or insolvency of Landlord. Landlord shall not be liable under any circumstances of Force Majeure for a loss or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

            5.2 BY TENANT. Tenant agrees that on a timely basis it will maintain and make all repairs to the Premises, and shall keep the Premises in good order and condition. In every instance, Tenant shall give Landlord at least five (5) days prior written notice of its intention to fulfill the requirements of this paragraph 5.2 so as to allow Landlord opportunity (exercisable at Landlord's option) to post such notices at or around the Premise giving notice to those performing work for Tenant of Landlord's non-responsibility for such work; and Tenant shall indemnify and hold Landlord harmless, from, for and against any and all such costs. Within thirty (30) days of receipt of Landlord's itemized invoices, Tenant will pay for any repairs to the Building made necessary by any negligence of Tenant or its assignees, subtenants, employees or their respective agents, or other persons permitted to enter by Tenant, and related parking area, and will maintain the Premises consistent with the maintenance standards utilized by Landlord in maintaining the Building, and will leave the Premises upon expiration or termination of this Lease in a safe, clean, neat, and sanitary condition.

      6. IMPROVEMENTS AND ALTERATIONS.

            6.1 TENANT'S OBLIGATIONS. After the initial construction of tenant improvements are completed, Tenant shall not make any alterations, additions, or improvements to or of the Premises, or any part thereof in excess of $10,000.00 without the prior written consent of Landlord, which such consent may be given or withheld by Landlord in its reasonable discretion. As a condition for giving such consent Landlord may, but need not, require one or more of the following:
(a) That Tenant agree to remove some or all such alterations, improvements, additions, and/or utility installations (collectively hereafter sometimes referred to as the "Alterations") at the expiration or other termination of this Lease and to restore the Premises, (b) to become the property of Landlord upon expiration or other termination of this Lease, (c) and that some or all such Alterations be made under the supervision of a competent architect, or licensed structural engineer and by a general contractor approved by Landlord. Tenant shall give Landlord written notice at least five (5) days prior to the commencement of such Alterations, so that Landlord may, at its option, post a notice of non-responsibility; provided, however, that whether or not Landlord chooses to so post such notices, Tenant shall notify every entity performing work for Tenant and every supplier thereof of Landlord's non-responsibility for the costs of any such matter and Tenant shall indemnify and hold Landlord harmless, from, for and against any and all such costs. All such Alterations, (except movable furniture and trade fixtures) shall become the property of Landlord and shall be surrendered with the Premises, as a part thereof, at the expiration or earlier termination of the Term hereof. The same shall be made by Tenant at Tenant's sole cost and expense. Landlord shall not impose any fees in connection with construction of the Tenant improvements. Any contractor or person making such alteration must first be approved in written by Landlord. Upon the written demand by Landlord at its sole discretion, Tenant shall remove by the Expiration Date or any other termination of this Lease and prior to Tenant's vacation of the Premises, and at Tenant's sole cost and expense, any Alterations, made by Tenant and designated by Landlord to be removed, and repair and restore the Premises to their original condition, reasonable wear and tear excepted.

            6.2 FLOOR LOADS. Tenant shall not place a load upon any floor of the Premises that exceeds the lesser of the floor load per square foot which such floor was designed to carry, or the maximum floor load per square foot allowed by law. Determinations of floor loads and the positioning of such loads within the Premises shall be made by Landlord's structural engineer.

      7. LIENS.

If a mechanic's or materialmen's lien shall be recorded against the Premises owing to any repairs, alterations, additions, improvements or utility installations made thereon at the request of Tenant, Tenant shall, at Tenant's sole cost and expense, obtain within fifteen (15) days after written notice to Tenant, the release of such lien, or provide to Landlord a surety bond in an amount equal to one hundred percent (100%) of such lien to insure Landlord against liability for such lien. Upon completion of the Tenant's work, Tenant shall submit to Landlord a copy of a lien waiver that has been fully executed by Tenant's contractor in connection with Tenant's Alterations work.

      8. USE OF PREMISES. SEE ADDENDUM I, SECTION -Building Warranty.

            8.1 GENERAL RESTRICTIONS. Tenant may use the Premises only as set forth in subparagraph 1.9 of the Basic Lease Provisions and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord which shall not be unreasonably withheld. Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building, and shall, upon five (5) days' receipt of written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupancy thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein and shall comply with all rules, orders regulations and requirements of all applicable governmental agencies and/or insurance related rating entities. Tenant shall be notified by Landlord of any proposed premium increase due to Tenant's use, and shall provide a thirty (30) day opportunity to Tenant to remedy same, after which the Tenant shall reimburse Landlord, within thirty (30) days following Landlord's written request, for the full amount of any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this paragraph. Tenant shall not in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, or use or allow the Premises to be used for any improper, immoral or unlawful purpose, nor shall Tenant cause, maintain, or permit any nuisance in, on, or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Notwithstanding the foregoing, Landlord understands that Tenant shall have unlimited access 24 hours per day, seven days a week.

      9. UTILITIES AND SERVICES.

            9.1 FURNISHED BY LANDLORD. Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services hereinafter described in this subparagraph 9.1, subject to the conditions and in accordance with the standards set forth below:

                  (a) Landlord shall provide automatic elevator facilities on generally accepted business days from 8:00 a.m. to 8:00 p.m., and on Saturdays from 9:00 a.m. to 1:00 p.m. or such other hours may from time to time be requested by Tenant AND HAVE AT LEAST ONE ELEVATOR AVAILABLE FOR USE AT OTHER TIMES

                  (b) On generally accepted business days from 8:00 a.m. to 6:00 p.m., and on Saturdays from 9:00 a.m. to 1:00 p.m., or such other hours may from time to time be requested by Tenant, Landlord shall provide ventilation heat or air conditioning when it is required for the comfortable occupancy of the Premises and/or the Common Areas during such days and hours, subject to any requirements or standards relating to, among other things, energy conservation imposed or established by governmental or cooperative organizations. Landlord shall make available at Tenant's expense after-hours heat or air conditioning for the Premises and/or the Common Areas..Tenant shall pay only the actual cost which Landlord incurs for the after hours operation of the HVAC

                  (c) Landlord shall repair and maintain (including janitorial) the Common Areas, including without limitation, parking areas, loading and unloading areas, roadways, driveways, walkways, landscaped areas, lighting facilities fences, and gates in a manner comparable to that provided in other office buildings in the vicinity of the Building.

                  (d) Landlord shall provide five day a week janitorial services to the Premises comparable to that provided in other first-class office buildings in the area.

            9.2 FURNISHED BY TENANT. Tenant shall, at Tenant's sole cost and expense, be responsible for removal of all refuse and materials requiring any special handling or not disposable through generally available trash removal means including, but not limited to, hazardous materials.

            9.3 CHARGES TO TENANT. Landlord shall furnish to the Premises, at Tenant's sole cost, the utilities and services hereinafter described in this subparagraph 9.1. Landlord may elect to separate for Tenant's individual charges for such utilities and services (including, without limitation, heating, ventilation, and air conditioning, whether provided for under this subparagraph
9.2 or subparagraph 9.1) or portions thereof ("Utilities Expenses"). Moreover Landlord may, at its election, allocate the sum if all tenant's Utilities Expenses operate in a manner deemed equitable by Landlord, including without limitation, accruing to rentable square feet or estimated usage. Notwithstanding the foregoing, separate meters for electrical energy may be installed for the Premises at locations stipulated by Landlord. Tenant acknowledges that charges for the other Utilities Expenses may be included within the Common Expenses.

                  (a)  Landlord  shall  furnish  to  the  Premises,  subject  to
interruptions   beyond  Landlord's   control  (but  not  to  include  Landlord's
bankruptcy or insolvency), separately metered electrical energy service.

                  (b) Landlord  shall furnish water to the Premises,  subject to
interruptions   beyond  Landlord's   control  (but  not  to  include  Landlord's
bankruptcy or insolvency) as required by Tenant.

                  (c) Landlord may impose additional charges for special cooling, and ventilating needs in the Premises and Common Areas created by Tenant by the use of computers, medical equipment, hybrid telephone equipment, and other similar equipment or uses. Landlord may use a life cycle cost system in full or reasonably modified form to determine the cost of such services.

                  (d) Except for separately metered electric, in the event Landlord shall choose to not include any or all of the Utilities Expenses in the Common Expenses for any given period, prior to the Commencement of the Lease Term or any applicable calendar year (or portion thereof) thereafter Landlord shall give Tenant a written estimate of Tenant's Utilities Expenses for the ensuing year or portion thereof. Tenant shall pay such estimated Utilities Expenses in twelve (12) equal monthly installments, in advance, concurrently with the regular Minimum Monthly Rental Installments. In such event, within ninety (90) days after the end of each calendar year, Landlord may elect to determine, pursuant to the provisions of this subparagraph 9.2, Tenant's actual Utilities Expenses. Landlord shall furnish to Tenant a statement showing in reasonable detail the method of arriving at Tenant's actual Utilities Expenses and the parties shall within thirty (30) days from receipt of a statement pay any overpayment or increase due over the estimated Utilities Expenses incurred by Landlord during such period.

            9.4 ELECTRICAL EQUIPMENT. At no time shall Tenant's use of electrical current ever exceed the capacity of the feeders to the Building or the risers or wiring installation or the capacity of the service to the Premises.

            9.5 COOPERATION. Tenant agrees to cooperate fully at all times with Landlord and to abide by all reasonably determined regulations and requirements which Landlord may prescribe for the use of the above utilities and services.

            9.6 INTERRUPTIONS. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbance or labor dispute of any character, governmental action, inability by exercise of reasonable diligence to obtain electricity, water, or fuel or by any other cause beyond Landlord's reasonable control, but not to include Landlord's bankruptcy or insolvency.

            9.7 MODIFICATIONS Notwithstanding anything hereinabove to the contrary, Landlord reserves the right from time to time to make reasonable and nondiscriminatory modifications to the above standards for utilities and services.

      10. RULES AND REGULATIONS.

      Tenant agrees to abide by all reasonable rules and regulations of the Center imposed by Landlord and incorporated herein by this reference ("Rules and Regulations"), as the same may be reasonably changed from time to time by Landlord upon reasonable advance written notice to Tenant. These Rules and Regulations are imposed for cleanliness, good appearance, proper maintenance, and good order and reasonable use of the Premises, the Building and the Center, and as may be necessary for the enjoyment of the Building and the Center by all tenants and their clients, customers and employees. Breach of the Rules and Regulations shall not be grounds for termination of the Lease unless Tenant continues to breach the same after thirty (30) days advance written notice by Landlord; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under any California law. Landlord shall not be liable for the failure if any tenant, its agents, or employees, to conform to the Rules and Regulations; so long as Landlord shall take the same enforcement steps against any other tenant as provided in this paragraph 10.

      11. TAXES ON TENANT'S PROPERTY.

            11.1 TENANT'S LIABILITY. If any taxes, levies and assessments on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Building is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant, and if Landlord pays the taxes levies, and assessments based upon such increased assessment, which Landlord shall have the right to do regardless of validity thereof, Tenant shall, within thirty (30) days receipt of landlord's written notice, repay to Landlord the taxes, levies, and assessments so levied against Landlord, or the proportion of such taxes, levies, and assessments resulting from such increase in the assessment.

            11.2 VALUATION OF TENANTS IMPROVEMENTS. If the Tenant Improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Tenant Improvements conforming to Landlord's building standard is assessed (for purposes herein defined to be $30.00 per square foot), then at Landlord's option the real property taxes and assessments levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of subparagraph 11.1. If Landlord elects to make the allocation authorized by this subparagraph and if the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant Improvements are assessed at a higher valuation than Landlord's building standards, such records shall be binding on both Landlord and Tenant; otherwise the actual cost of construction shall be the basis for such determination

            11.3 TAX RENTALS PAYABLE TO LANDLORD. If at any time during the Lease Term the Premises are subject to a tax or excise on the rent or any other tax, however described, on account of rentals payable to Landlord under this Lease, such tax or excise shall be considered an assessment for which Tenant shall be solely liable under subparagraph 11.1 (excluding, however from such tax or excise any amount assessed against Landlord as state or federal income tax). Without limiting the foregoing, Tenant acknowledges that Tenant is liable for tax on rentals payable hereunder and Tenant shall remit an amount equal to any and all such tax with any such rental payment.

      12. TENANT'S INSURANCE.

            12.1 TYPES OF INSURANCE. Commencing upon Tenant's initial entry into the Premises, Tenant shall, at its own expense, provide and keep in force during the Term of this Lease, with a company(ies) licensed in the State of California, the following insurance

                  (a) Comprehensive general liability insurance insuring Tenant against liability arising out of this Lease and the use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of $1,000,000 combined single limit for injury to or death of one or more persons for each occurrence, and for damage to tangible property, including loss of use for each occurrence The policy shall insure against loss resulting from tenant's operations in the Premises, actions of Tenant's independent contractors and Tenants contractual liability. The policy shall contain a provision that the insurance provided the Landlord hereunder shall be primary and non-contributing with any other insurance available to the Landlord.

                  (b) All-risk insurance (excluding flood and earthquake insurance, unless required by lender), including sprinkler leakage, in an amount sufficient to cover the full cost of replacement of all improvements and betterment to the Premises paid for by Tenant and all of Tenant's trade fixtures and Tenant's other personal property.

                  (c) Worker's compensation and employer's liability insurance, as required by state or local law.

            12.2 CERTIFICATES OF INSURANCE. Tenant shall deliver to Landlord at least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter prior to expiration of each such policy, certificates of insurance evidencing the above coverage with limits not less than those specified above. Such certificates, with the exception of worker's compensation, shall name Landlord as an additional insured, and shall expressly provide that the interest of same therein shall not be affected by any breach by Tenant of any policy provision for which such certificates evidence coverage. Further, all such certificates shall expressly provide that no less than thirty
(30) days' prior written notice shall be given Landlord in the event of material reduction in the required coverage for the leased premises to or cancellation of the coverage evidenced by such certificates. The insurance required by this paragraph 12 shall be the primary insurance as respects landlord (and any other additional insured designated by Landlord) and not contributory with any other available insurance. All policies shall be taken out with insurance companies authorized to do business in the State of California. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to procure and maintain same but at the sole expense of Tenant and the cost of said insurance shall be added to Tenant's monthly rent, but only for the prorate period of noncompliance.

            12.3 NO CO-LNSURANCE. As it applies to property coverage, if, on account of the failure of Tenant to comply with the provisions of this paragraph 12, Landlord is adjudged a co-insurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

            12.4 INSURANCE LIMITS. Landlord makes no representation that the limits of liability specified to be carried by Tenant under the terms of this Lease are adequate to protect Tenant against Tenant's undertaking under this Lease. In the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide at its own expense such additional insurance as Tenant deems adequate. In no event shall the limits of coverage maintained by Tenant pursuant to this paragraph 12 be considered as limiting Tenant's ability under this Lease.

      13. LANDLORD'S INSURANCE.

            13.1 COVERAGE. Landlord may during the Term of this Lease maintain in effect a policy or policies of all-risk insurance, together with sprinkler leakage coverage covering the Building, including Landlord's interest in all tenant improvements in the Premises. The cost of such insurance shall be included in the Common Expenses to be reimbursed by Tenant to Landlord pursuant to subparagraph 3.2.

            13.2 PREMIUM INCREASES. If the presence of any substances or equipment, including without limitation any medical substances or equipment, maintained by Tenant on the Premises causes landlord's insurer(s) to reasonably require that special safety precautions be taken, Tenant, at Tenant's sole cost and expense, shall cause the safety precautions to be taken. If the presence of such substances and equipment on the Premises causes Landlord's insurer(s) to increase insurance premiums, Tenant shall reimburse Landlord for such increases within thirty (30) days after receipt of Tenant's statement showing the amount of increased premiums if after thirty (30) days written notice from Landlord outlining the conditions causing the increase Tenant fails or refuses to correct those causes. If the presence of such substances and equipment on the Premises causes landlord's insurer(s) to cancel Landlord's insurance policies, and Landlord is unable to obtain insurance from another insurer, Tenant shall be obligated use any other substances and equipment generally accepted by Tenant's substances and equipment generally accepted by Tenant's professional associates which is acceptable to landlord's insurer(s). The provisions of this subparagraph shall apply to all types of insurance maintained by landlord.

      14. WAIVER OF SUBROGATION RIGHTS.

      Landlord and Tenant hereby release each other and their respective authorized representatives, from any claims for injury, loss, or damage to any person, the Premises and/or the Building, and to the fixtures, personal property, improvements, and/or alterations of either party in or on the Premises or the Building, that are caused by or result from any of the risks insured against under any insurance policy(ies) carried by the parties as required under the terms of this Lease and in force at the time of any such injury, loss or damage, provided that such waiver is permitted by each party's insurance policies or endorsements thereon without invalidation of such policies. The foregoing reciprocal releases are, however, limited to the extent by which any such claims are covered by said insurance policy(ies). Each party shall cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against either party in connection with any injury, loss or damage covered by such policy.

      15. WAIVER, LIMITATION OF LIABILITY. AND DEFENSE OF ACTIONS.

            15.1 INDEMNIFICATION AND WAIVER. This Lease is made on the express condition that, except as otherwise provided herein, Landlord shall not be liable for or suffer loss by reason of injury to or death of any person or injury to property from whatever cause, all or in any way connected with the condition or use of the Premises or the installation or construction of improvements or personal property therein, including without limitation any liability for injury to the person or property of Tenant, its agents, officers, employees or invitees, and any liability arising from any act or neglect of any other tenant of the Building Tenant agrees to defend, indemnify, and hold harmless Landlord, its agents, employees, contractors, from damage to persons or property caused by and to the extent resulting from the negligence of Tenant or its agents, employees or invitees. Tenant shall immediately notify Landlord in writing in the event of any damage to the Premises or of any injury to persons or damage to property occurring in or about the Premises.

            In no event shall Tenant defend, indemnify and hold Landlord harmless from any injury or damage that may result to any property on the demised premises or to any person on the premises (I) if that injury or damage is the result of the negligence or reckless or willful misconduct of Landlord, Landlord's agents, servants, employees or contractors; and (ii) if such injury or damage does not result or arise from the negligence of Tenant, its agents, employees or contractors. Landlord agrees to defend, indemnify and hold Tenant harmless from any loss or injury to persons or property arising from the negligence of Landlord, its agents, employees or contractors in performance of the obligations under this Lease.

            Notwithstanding the foregoing, Tenant shall have no obligation to indemnify Landlord with regard to any amount against which the Landlord has been effectively insured, any amounts for which Landlord has the right of compensation or indemnification by any other party, or for any claims to the extent they arise from the negligent or intentional acts or omissions of Landlord, its agents, employees or contractors.

            The obligations of Tenant and Landlord under this paragraph 15 arising during the term shall survive any termination of this Lease.

            15.2 DEFENSE OF ACTIONS. In case any action, suit, or proceeding is brought against Landlord by reason of any occurrence in, on, or about the Premises and which does not arise out of the act or omission of Landlord or its agents, employees or contractors, Tenant, upon Landlord's request and at Tenant's sole cost and expense subject to 15.1 second paragraph, shall resist, defend, indemnify and hold Landlord free for, from and against, such action, suit, or proceeding, or cause the same to be resisted and defended by counsel designated by the insurer whose policy covers the occurrence or by counsel designated by Tenant and approved by Landlord.

      15.3 LIABILITY OF LANDLORD. The liability of Landlord hereunder or in connection with the Premises, the Building or the Park shall be limited to its interest herein, and in no event shall any other assets of Landlord or any constituent partner of Landlord be subject to any claim arising out of or in connection with the Lease or the Park.

      16. COMMON AREAS.

      Tenant, for the use and benefit of Tenant, its agents, employees, customers, clients, licensees, and subtenants, shall have the nonexclusive right in common with Landlord and other present and future owners, tenants, and their agents, employees, customers, clients, licensees, and subtenants, to use common entrances, lobbies, elevators, ramps, drives, stairs, and similar access, service-ways and other common facilities within and around the Building (i.e. such areas as are not intended to be leased or rented by landlord) ("Common Areas"), subject to reasonable rules and regulations established by Landlord from time to time.

      17. PARKING.

            17.1 USE. Tenant shall have the nonexclusive right to use the Parking Facilities associated with the Building.

      18. SIGNS.

      No signs, placard, pictures, advertisement, name, or notice shall be displayed, printed, inscribed or otherwise posted on or about the Premises, the Building, or any of the Common Areas, so as to be visible from outside the Building, without the prior written approval of Landlord, which will not be unreasonably withheld or delayed. Any signs visible from a corridor or other Common Areas, and the lobby directory, shall be of a size, color, and style acceptable to Landlord and in accordance with Landlord's sole signage criteria under this lease. Tenant may affix signs within the Premises provided that they are not visible from outside the Premises.

      Notwithstanding the foregoing, Landlord shall permit Tenant to install its name and logo on as many highly visible prominent locations on the exterior of the building and monument signage as allowed by the City of Carlsbad.

      19. ENTRY BY LANDLORD.

Landlord reserves for itself and its agents the right to enter the Premises, supplying janitorial services maintaining the Building, including the erection and maintenance of such scaffolding, canopies, fences, add props as may be required, posting notices of non-responsibility for alterations, additions, or repairs, and/or upon reasonable notice to Tenant exhibiting the Premises to existing or prospective purchasers, mortgagees, or tenants (during the last six
(6) months of the Term hereof) without any abatement of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned. So long as the Landlord has given reasonable notice to Tenant, any entry to the Premises obtained by Landlord for the purpose described in this paragraph, shall not be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

      20. FIRE OR CASUALTY.

      In the event the Premises, or access to them, are wholly or partially destroyed by fire or other casualty covered by the form of fire and extended coverage insurance maintained by Landlord, Landlord shall rebuild, repair, or restore the Premises and access thereto substantially the same condition as when the same were furnished to Tenant within 120 days from the date of damage, excluding any improvements installed by Tenant or by Landlord at Tenant's request and expense, and the Lease shall continue in full force and effect. In the event, however, that the Premises, the Building or the Building are so damaged or destroyed to the extent of more than one-third of its replacement cost, or to any substantial extent by a casualty not so covered, Landlord may elect to terminate this Lease in lieu of so restoring the Premises. Landlord shall in no event be obligated to make any repairs or replacement of any items other than those items installed by or at the expense of Landlord. If the Premises are rendered partially or totally unusable by Tenant, rent shall abate during the period of reconstruction. Notwithstanding anything to the contrary contained in this paragraph, Landlord shall not have any obligation whatsoever to rebuild, repair, or restore the Premises when the damage from any casualty covered under this paragraph occurs during the last twelve (12) months of the Term of this Lease.

      21. ASSIGNMENT AND SUBLETTING.

            21.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not, either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate, or encumber this Lease or any interest herein, and shall not sublet the Premises or any part thereof, without the written consent of Landlord, which consent the parties expressly agree will not unreasonably withheld or delayed by the Landlord. Without limiting the basis on which Landlord's consent may be reasonably withheld, Landlord may withhold consent based upon the following factors:

                  (i)    The    assignee's   or   sublessee's     (collectively,
"Transferee") use of the Premises will be materially incompatible with the provisions of his Lease and the operation of the Center as a whole;

                  (ii) The Transferee will materially affect the liability of the Premises and the Center as a whole to compete with similar properties;

                  (iii) The financial stability and capacity, of the Transferee;

                  (iv) The business reputation of the Transferee;

                  (v) Whether the Transferee's intended use of the Premises materials conflicts with those purposes set forth in subparagraph 1.09 of the Basic Lease Provisions;

            While this list of factors is not intended to be exclusive, failure to satisfy Landlord relative to any one or more of those criteria shall be deemed reasonable grounds for withholding consent. A consent to one transfer of rights shall not be deemed to be a consent to any subsequent transfer of rights. Any such transfer of rights without such consent shall be void and shall, at the option of the Landlord, constitute a breach under this paragraph and a default under this Lease. no permitted transfer of rights in this Lease shall relieve other obligations to be performed by Tenant hereunder. Tenant's obligations and liabilities under this Lease shall continue notwithstanding the fact that Landlord may accept rent and other performance directly from any other person shall not be deemed to be a waiver by landlord of any provision of this Lease or be a consent to any transfer of rights.

            Notwithstanding the foregoing, Tenant shall have the right to sublease or assign its rights under the terms of this Lease to its subsidiaries, affiliates, successor legal entities or subsidiaries or affiliates of Excalibur Technologies Corp. without prior notice or consent of Landlord and without further compliance with subparagraph 21.2 below. Such company shall assume Tenant's obligations hereunder.

            21.2 PROCEDURE AND LANDLORD'S OPTIONS. If Tenant desires at any time to effect a transfer of rights under this Lease, it shall have first received or procured a bona fide written offer to take an assignment or sublease which is not inconsistent with this Lease, and the acceptance of which would not breach any provision of this Lease if this paragraph is compiled with and being compiled with, and Tenant shall notify Landlord in writing enclosing the bona fide written offer. Tenant also shall provide Landlord with such financial and other information as Landlord may reasonably request concerning the offeror of the bona fide written offer. At any time within ten (10) days after Landlord's receipt of the bona fide written offer, Landlord may by written notice to Tenant elect to (i) sublease the Premises or portion thereof proposed to be subleased by Tenant (if the proposed transfer of rights is a sublease), or take an assignment of Tenant's leasehold estate hereunder or such part thereof as shall be specified in said bona fide written offer, (if the proposed transfer of rights is an assignment), on the same terms stated in this Lease, and in turn sublease or assign to the proposed subtenant or assignee on the terms specified in the bona fide written offer, or (ii) terminate this Lease as to the portion (including all) of the Premises so proposed to be subleased or assigned, with a proportionate abatement in the rent payable hereunder; provided, however, that if the proposed sublease will cover less than 1/2 of the area of the Premises covered by this Lease, will have a term (including all options to renew or extend the same) of less than two years, and will terminate more than two years prior to the Expiration Date, Landlord shall not be entitled to exercise option
(ii) above, but may exercise option (i). If Landlord shall not be entitled to exercise any option set forth herein within said ten (10) day any option set forth herein within said ten (10) day period, but instead notifies Tenant in writing, that pursuant to the provisions of subparagraph 21.1 hereof, it consents to Tenant accepting the bona fide offer, then Tenant may enter into a valid assignment or sublease of the Premises or portion thereof, upon the terms and conditions set forth in said bona fide written offer. Landlord and Tenant agree to share equally in any profit that is derived from Tenants subleasing of the space, after Tenants recovery of any cost incurred in such sublease.

            21.3 DOCUMENTATION AND PAYMENT OF LANDLORD'S COSTS. Any permitted transfer of rights shall be evidenced by a written instrument executed by a Tenant in a form reasonably satisfactory to Landlord. Each transferee shall, if required by Landlord, agree in writing for the benefit of Landlord to perform all of Tenant's obligations under this Lease, including the payment of all amounts due or to become due under this Lease directly to the Landlord. An executed copy of such written instrument shall be delivered to Landlord. Tenant shall pay to Landlord all of Landlord's reasonable attorney's fees and costs arising from or relating to the review, drafting and preparation of the documentation related to the proposed transfer of rights.

            21.4 NO ADVERTISEMENT In no event shall Tenant display on or about the Premises, the building, and/or the Center any signs for the purpose of advertising the Premises for assignment, subletting, or other transfer rights.

      22. TENANT'S DEFAULT.

The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

                  (a) The vacation or abandonment of the Premises by Tenant, coupled with non-payment of rent when due.

                  (b) The failure by Tenant to make any payment of rent or make any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) days after receipt of written notice thereof by Landlord to Tenant.

                  (c) Tenant's causing, permitting, or suffering, without the prior consent of Landlord, any act for which this Lease requires Landlord's prior written consent, or which is prohibited by this Lease; if such act continues for a period of ten (10) days (or is not cured) after written notice by Landlord to Tenant.

                  (d) The failure by Tenant to observe or perform any of the material covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, other than described in subparagraph (b) above, where such failure shall continue for a period of thirty (30) days after receipt of written notice thereof by Landlord to Tenant.

                  (e) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged bankrupt, or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant; or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises, or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; or the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenants interest in this Lease; provided, however, that if any provision of this subparagraph (e) is contrary to applicable law, such provision shall be of no force or effect except to the broadest extent permitted by law.

      23. REMEDIES UPON DEFAULT.

            23.1 LANDLORD'S Recovery. In the event of default by Tenant, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall so elect to terminate this Lease, then Landlord may recover from Tenant:

                  (a) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

                  (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination;

                  (c) At Landlord's election, such other amounts or addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

            23.2 REMOVAL AND STORAGE. In the event of any default by Tenant, Landlord shall also have the right, with or without terminating this lease, to re-enter the Premises and remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost or and for the account of Tenant.

            23.3 RELETTING, In the event of the vacation or abandonment of the Premises by Tenant, as defined in Paragraph 23(a), or in the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by law, then, if Landlord does not elect to terminate this Lease as provided herein, Landlord may from time to time, without terminating this Lease, either recover all rental as it becomes due, or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied: (I) first, to the payment of any cost of such reletting; (ii) second, to the payment of the cost of any alterations and repairs to the Premises; (iv) fourth, to the payment of rent due and unpaid hereunder; and (v) the residue, if any, shall be held by Landlord and applied in payment of future rent owing by Tenant as the same may become due and payable as less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord from time to time upon receipt of invoice. Tenant also shall pay to Landlord, any reasonable costs and expenses incurred by Landlord in reletting or in making alterations and repairs to the Premises upon receipt of invoice.

            23.4 RE-ENTRY NOT AN ELECTION TO TERMINATE. No reentry or taking possession of the Premises by Landlord pursuant to this paragraph 24 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

            23.5 LANDLORD DEFAULT. In the event Landlord shall default in the performance of any of the covenants, obligations or agreements of this Lease and such default shall continue for five (5) days after receipt of written notice setting forth such default, and Landlord is not engaged in diligently pursuing to cure such default, Tenant shall have the right to cure such default and to recover all costs of curing said default from Landlord.

            In the event Tenant elects to cure said default, Tenant shall invoice Landlord for all expenses reasonably incurred in curing said default. If Landlord fails to reimburse Tenant within twenty (20) days after receipt of said invoice, Tenant shall have the right to withhold rent and other amounts due Landlord as an offset against the sums due Tenant. Any outstanding balance due Tenant shall accrue interest at the existing prime rate of interest plus an additional two percent (prime + 2%) annual percentage rate, compounded monthly.

            Without limiting any of Tenant's rights and remedies hereunder, and in addition to all other amounts, Landlord shall be obligated to pay it is expressly agreed that Tenant shall be entitled to recover from Landlord all costs and expenses, including actual and customary attorney's fees, incurred by Tenant in enforcing this Lease from and after Landlord's default.

      24. RIGHT TO CURE TENANT'S DEFAULT.

      If Tenant shall default in the observance or performance or any term or covenant on Tenant's part to be observed or performed under this Lease, and shall not have cured such default within the respective periods specified hereunder, Landlord may, but without obligation so to do, immediately or at any time thereafter perform the same for the account of Tenant, and if Landlord makes expenditures or incurs any obligation for the payment of money therewith including, but not limited to, attorneys' fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within 30 days after receipt of written request therefor.

      25. ATTORNEY'S FEES.

      In the event any action, suit, or proceeding is commenced under or in connection with this Lease, the losing party shall pay to the prevailing party in such action, suit, or proceeding a reasonable sum as attorneys' fees incurred in connection therewith, together with all costs and expenses of said prevailing party. The term "prevailing party" shall include, without limitation, a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default and obtains substantially the relief sought, whether by compromise, settlement, or judgment.

      26. SURRENDER OF LEASE NOT MERGER.

      The voluntary or other termination or surrender of this Lease by Tenant, or a mutual cancellation hereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases and/or sub tenancies, or may, at the option of Landlord, operate as an assignment to it of any or all of such subleases or subtenancies.

      Upon expiration or earlier termination of this Lease, any improvements to or of the Premises including, but not limited, wall covering, paneling, ceilings, carpeting, and built-in cabinet work, shall become part of the Building and belong to the Landlord. However, any furniture (including all panels or partitions), office equipment, ice makers, signage, refrigerators, supplemental air conditioning systems, security cameras and systems, UPS systems, generators, halon systems, raised flooring, cable wiring ladders, employee lockers, other trade fixtures, etc. shall at the option of the Tenant, remain the property of Tenant. Tenant shall have absolute right, but not obligation to remove all property belonging to the Tenant, but Landlord also has right to demand removal of all property belonging to the Tenant. Landlord shall within thirty (30) days prior to such expiration or earlier termination have the right to specify such property to be removed from the Premises by serving written notice to Tenant. In the absence of such notice, Tenant shall not be obligated to remove such property. In both cases, Tenant shall repair any damage caused by removal and restore the Premises to their original condition, reasonable wear and tear excepted.



      27. CONDEMNATION.

      If any part of the Premises or the Building be taken or condemned for public or quasi-public use, or sold under threat of such taking, and a part thereof remains which is susceptible to occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and the rent shall be equitably adjusted; but in such event Landlord or Tenant shall have the option, at either parties sole discretion, to terminate this Lease as of the date when title to the part so condemned vests in the condemnor. If so much of the Premises is taken that there does not remain a portion reasonably acceptable for occupation hereunder, this Lease shall thereupon terminate.

      If a part or all of the Premises be taken, all compensation awarded upon such taking shall belong to Landlord, and Tenant shall have no claim thereto, and Tenant hereby irrevocably assigns and transfers to Landlord any right to compensation or damages to which Tenant may be entitled during the term hereof by reason of the taking of all or a part of the Premises provided, however, that Tenant shall be entitled to retain any award for Tenant's movable equipment, furnishings and other move costs.

      28. WAIVER.

      The waiver by Landlord of the breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant, or condition herein contained. The acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular payment so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

      29. EFFECT OF HOLDING OVER.

      If Tenant holds possession of the Premises after the expiration of the term, Tenant shall become a Tenant at sufferance from month to month upon the terms herein specified except that the rent shall be 125% of the rent last paid, payable monthly in advance.

      30. TENANT'S STATEMENT.

      Tenant shall, at any time and from time to time, upon not less than twenty
(20) days' prior written request from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing (I) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified is in full force and effect) and the date to which the rent and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord, or specifying such defaults, if any, as are claimed; (iii) setting forth the date of commencement of rent and the Expiration Date; and (iv) setting forth such other matters known to Tenant as reasonably may be requested by Landlord.

      31. TENANT'S FINANCIAL STATEMENTS.

      At any time during the term of this Lease, Tenant shall, upon thirty (30) days prior written notice from Landlord, provide Landlord with a copy of its most recent annual or quarterly report.

      32. SALE OF BUILDING BY LANDLORD.

      In the event of any sale of the Building by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence, or omission occurring after the consummation of such sale; and the purchases at such sale or any subsequent sale of Building shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchases, to have assumed and agreed to carry out any and all of the covenants or obligations of Landlord under this Lease.

      33. SUBORDINATION, ATTORNMENT.

            33.1 SUBORDINATION. Tenant hereby agrees that this Lease shall be subordinate to the lien of any mortgage or deed of trust executed by Landlord for the benefit of any bank, insurance company, individual, corporation, partnership, unincorporated association, or other lending institution now or hereafter in force against the Premises, and to all advances made hereafter to be made upon the security of such mortgage or deed of trust. Within twenty (20) days advance request of Landlord, Tenant shall, in a written document in recordable form and upon receipt of a non disturbance agreement from any such prospective successor Landlord, confirm subordination of its rights hereunder to the lien of any mortgage or deed- of trust executed by Landlord for the benefit of any bank, insurance company, individual, corporation, partnership, unincorporated association, or other lending institution, now or hereafter in force against the Premises and to all advances made or hereafter to be made upon the security of such mortgage or deed of trust.

            33.2 ATTORNMENT. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease.

      34. LANDLORD'S RIGHT TO ALTER BUILDING.

      Landlord reserves and shall have, at all times, the unilateral right to alter the Building and Common Areas for the enhancement or betterment of the Building, or make any additions thereto, and may for that purpose erect scaffolding and other necessary structures. In such event, Tenant shall not have any right to damages for any injury or inconveniences occasioned thereby, nor shall there be any abatement in the rent, provided any such work or alteration shall be performed and completed in a manner which is both reasonably prompt and reasonably prosecuted so as to minimize any inconvenience to Tenant in its use of the Premises.

      35. NOTICES.

      Unless otherwise specifically provided herein, all notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly delivered upon receipt by United States registered or certified mail or private express delivery, return receipt requested, postage prepaid, addressed as follows:

      If to Landlord.

      Gerald W. Bosstick
      MHPP, Inc.
      c/o Madison Square Properties, Inc.
      5414 Oberlin Drive, Suite 140
      San Diego, CA 92121





      If to Tenant after the Commencement Date:

      Mr. Clyde Wooten
      Vice President Image Engineering
      Excalibur Technologies
      1959 Palomar Oaks Way, Suite 300
      Carlsbad, CA 92009

      With a copy of default notices, if any to:

      Mr. Pat Condo
      Excalibur Technologies
      2000 Corporate Ridge Suite # 1095
      Mc Lean, VA 22102


      Either party may change and designate a new address for notices hereunder by giving written notice to the other party in the manner specified above.

      36. GENERAL PROVISIONS.

            36.1 RIDERS. Exhibits, clauses, plats, riders and addenda, if any.

            36.2 VENUE. The county of San Diego, California shall be deemed a proper place of jurisdiction and venue for actions hereunder.

            36.3 JOINT AND SEVERAL OBLIGATIONS. If there be more than one Tenant, the obligations hereunder imposed shall be joint and several.

            36.4 MARGINAL HEADINGS. The titles to the paragraphs of this lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof. The use herein of (I) the neuter gender includes the masculine and the feminine, and (ii) the singular number includes the plural, whenever the context so requires.

            36.5 TIME. Time is of the essence of this Lease and each and all of its provisions in which performance at, by or within a stated time is a factor.

            36.6 SUCCESSORS. The covenants and conditions herein contained, subject to the provisions as to transfers of rights, apply to and bind the heirs, successors, executors, administrators, and assigns of the parties hereto.

            36.7 RECORDATION. Tenant shall not record this Lease or a short form memorandum hereof, except at Landlord's request or with Landlord's consent which may be withheld in Landlord's sole discretion.

            36.8 ENTIRE AGREEMENT. This Lease contains all of the agreements of the parties hereto with respect to any matters covered or mentioned in this Lease, and no prior agreements or understandings pertaining to any such matters shall be effective for any purpose. This Lease may not be amended except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed and exchanged by both parties hereto.

            36.9 FORCE MAJEURE. This Lease and the obligations of Tenant and Landlord hereunder shall not be affected or impaired because Landlord or Tenant is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of same, labor troubles, acts of God or any other cause beyond the reasonable control of Landlord, or Tenant.

            36.10 SEVERABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal, shall in no way affect, impair or invalidate any other provisions hereof, and such other provisions shall remain in full force and effect, to the extent permitted by law.

            36.11 REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

            36.12 APPLICABLE LAW. This Lease and any and all other documents and/or instruments executed hereunder or in furtherance hereof shall be governed by the laws of the State of California. Jurisdiction and venue of any action concerning this Lease, shall be in San Diego County, California.

            36.13 INTERPRETATION. This Lease and all documents executed hereunder is/are the result of negotiations between the parties, each having had adequate opportunity to consult such counsel as they deem appropriate. The terms hereof shall be interpreted to give each its fair meaning.

            36.14 BROKERS. The parties represent and warrant that they have had no dealings with any real estate broker or agent in connection with this Lease, excepting only the broker named in subparagraph 1.13 of the Basic Lease Provisions, and that neither party knows of any other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Each party hereby agrees to defend, indemnify, and hold the other, its agents, employees, contractors, and invitees harmless from any and all liability, loss, cost, or obligation on account of or arising out of any breach of its representation or warranty, including reasonable attorneys' fees and costs. Landlord shall pay a Brokerage Commission of four percent (4%) of the aggregate rental for months 1 through 60 and two percent (2%) for months 61 through 72 to CB/Madison for representing Tenant in this Lease.

            36.15 NO LIGHT, AIR OR VIEW EASEMENT. No diminution or shutting off of view by any structure which may be erected on lands adjacent to or visible from the Building shall in any way affect this Lease or impose any liability on Landlord.

            36.16   THIRD   PARTY   BENEFICIARIES.   There are  no  third  party
beneficiaries to this agreement, including, without limitation, any real estate broker or salesperson.

            36.17 CORPORATE AUTHORITY. If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant is qualified to do business in the State of California, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so.

            36.18 COMPLIANCE WITH LAWS. Tenant hereby covenants and agrees to comply with all the rules and regulations of the Board of Fire Underwriters, Officers or boards of the City, County or State having jurisdiction over the leased premises, and with all ordinances and regulations of governmental authorities wherein the leased premises are located, at Tenant's sole cost and expense, but only insofar as any such rules, ordinances and regulations pertain to the manner in which the Tenant shall use the leased premises; the obligation to comply in every other case, and also all cases where such rules, regulations and ordinances require repairs, alterations, changes or additions to the building (including the leased premises) or building equipment, or any part of either, being hereby expressly assumed by Landlord and Landlord covenants and agrees promptly and duly to comply with all such rules, regulations and ordinances with which Tenant has not herein expressly agreed to comply. Other Tenants in this project shall be subject to the terms of this clause.

            36.19 QUIET ENJOYMENT. If Tenant is not in default of the Lease, Landlord warrants that Tenant shall have the right to peacefully and quietly have, hold and enjoy the Premises during the entire term without hindrance or interruption by anyone claiming by, through or under Landlord, subject, however, to the exceptions and provisions of the Lease

            36.20 LEGAL HOLIDAYS. New Years Day, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day.

      IN WITNESS WHEREOF, this Lease has been deemed executed at Carlsbad, California, as of the date set forth at the beginning hereof.

LANDLORD:


MHPP, INC. a California corporation,

By: ____________________________________

Title: ____________________________________


TENANT:

EXCALIBUR TECHNOLOGIES CORPORATION

By: ____________________________________

Title:____________________________________

                    ADDENDUM TO LEASE BETWEEN MHPP, INC. AND

                          EXCALIBUR TECHNOLOGIES CORP.

THIS ADDENDUM TO LEASE ("Addendum") is an integral portion of (and by this reference incorporated into) that certain Lease to which this Addendum is attached (which such lease, together with all exhibits, riders, attachments and addendum attached thereto is collectively referred to as the "Lease") wherein MHPP, Inc., a California Corporation, is named as "Landlord, and Excalibur Technologies Corp. is named as "Tenant". The terms set forth in this Addendum supplement, modify and/or amend the provision contained in the Lease. In the event of any conflict between the provisions set forth herein and the provisions of this Addendum shall govern and prevail.

1. GOVERNING LAW.

      The Lease and any and all documents executed thereunder or in furtherance thereof shall be governed by the laws of the State of California.


2. CONSTRUCTION OF TENANT IMPROVEMENTS.

      (a) Tenant shall have plans and specifications prepared by Tenant's architect for the tenant improvements to be constructed on the Property, and shall submit said plans and improvements to Landlord for Landlord's approval, which shall not be unreasonably withheld or delayed.

      (b) Tenant shall have the improvements constructed by a contractor of Tenant's own choosing, subject to Landlord's right to approve the contractor, which approval shall not be unreasonably withheld or delayed.

      (c) Landlord shall provide Tenant a Tenant Improvement Allowance of $3.00 per usable square foot, for Tenant's use in modifying the Premises to meet its requirements. Tenant may, at Tenant's option receive a cash allowance of up to an additional $50,000 contained in the Premises which allowance shall be amortized over the remaining Term of the lease at twelve percent 12%.

3. CONTINGENCIES.

      Tenant's obligations under this Lease are expressly contingent upon the obtaining of building permits for the construction of the improvements and a business license from the City of Carlsbad necessary for Tenant's operations. Tenant shall use its best efforts to cause these contingencies to be satisfied at the earliest possible date following execution of the Lease.

4. BASE YEAR EXPENSES.

      (a) Tenant shall pay to Landlord, as "Additional Rental", for each square foot of rentable area in the Premises, the amount by which Operating Costs (as hereinafter defined) per square foot for each square foot for the Building exceeds the actual Operating Costs for the calendar year 1996 per rentable square foot for the Building (such excess if hereinafter referred to as "Excess Operating Costs"). For purposes of this provision, "Operating Costs" shall mean the aggregate anniversary calendar year cost per square foot for the Building and the Land of the items. At the beginning of each calendar year during the term of this Lease, or at such other time or times as Landlord shall require including at the anniversary of commencement of the Term of the Lease (in the event such commencement shall be at other than the beginning of a calendar year), Landlord shall estimate the amount of Tenant's share of Excess Operating Costs for such complete or partial calendar year, and shall provide Tenant with an itemized statement of such amount. Tenant shall pay to Landlord such estimated share in monthly installments with Tenant's payment of Base Rental. As soon as is practical after the end of each calendar year, Landlord shall provide an itemized statement to Tenant of the actual Excess Operating Costs for the prior year. Tenant shall pay any deficiencies due to Landlord within thirty (30) days of such notice. Any surplus payments shall be credited to payments of estimated operating expenses for the current year. If the Building's average occupancy during the year is less than 95%, then the Variable Operating Expenses shall be adjusted to reflect 95 % occupancy.

      (b) Operating Cost Exclusions. The following shall be excluded from operating costs charged to Tenant:

            (1) Salaries and other compensation paid to executive employees above the grade of building manager, (including profit sharing, bonuses and 401
(k) savings plans); not including property manager;

            (2) Expenses relating to the management of the partnership status of Landlord, including accounting, auditing, and legal fees, and key man disability insurance;

            (3) Any expense for which Landlord is compensated through proceeds of insurance or which Landlord would have been compensated for had Landlord maintained insurance in an amount and type that a reasonably prudent owner of a comparable building located in California would normally maintain;

            (4) Expenditures for repairs, alterations, additions, changes, replacements and other items which under generally accepted accounting principles are properly classified as capital expenditures to the extent they upgrade or improve the Building as opposed to replacing existing items which have worn out unless such expenditures are mandated by law;

            (5) Costs or expenses of or any special services or equipment rendered or incurred for a tenant if the same are not generally rendered to other tenants of the Building;

            (6) The cost of repairs or replacements caused by the exercise of the right of eminent domain;

            (7) Expenses incurred in connection with the enforcement of the terms of any Lease;

            (8) The cost of procuring or relocating tenant, including attorneys' fees and broker commissions;

            (9) Any costs of initial construction;

            (10) Property management fees in excess of four percent (4%) of the gross rentals payable by tenants of the Building;

            (11) Cost of repairs incurred through the willful misconduct of Landlord;
            (12) Cost for which Landlord is entitled to receive reimbursement from other tenants as their share of operating expense;

            (13) The cost of any special service required by an occupant of premises in the Building, including heating and air conditioning outside of the hours referred to in the Lease provided, however, this shall not apply to common areas;

            (14) Costs of decorating, redecorating, or special cleaning or other services not typically provided or required on a regular basis to tenants of the Building;

            (15)  Any  excess   representing   an  amount   paid  to  a  related
corporation, entity, or person which is in excess of the amount which would be paid in the absence of such relationship;

            (16) Any charge for Landlord's income taxes, excess profit taxes, franchise taxes, or similar taxes on Landlord's business;


            (17) The cost of tools and equipment used initially in the construction of the Building;

            (18) Contributions to operating expense reserves which are not utilized during the term of this Lease;

            (19) Charitable contributions for which no services or materials are received;

            (20) Costs or expenses for sculpture (unless required by Statute), paintings or other works of art, including costs incurred with respect to the purchase, ownership, leasing, showing, promotion, repair and/or maintenance of same;

            (21) Any other costs or expenses which according to good accounting practice may not be included in "Operating Expenses".

            (22) Any operating expense amount that would exceed an increase of five percent (5%) of the prior years expenses, unless otherwise caused by a Governmental or Federal Imposition.

      In the event there exists a conflict as to an expense which is specified to be included in Operating Costs and is also specified to be excluded from Operating Expenses within the above Operating Costs Exclusions list, the exclusions listed above shall prevail and the expense shall be deemed excluded.

5. BUILDING WARRANTY: Landlord represents, with the exception of work currently being done in the building in compliance with the Americans with disabilities Act of 1990, to Tenant that to Landlord's actual knowledge, without any investigation, Landlord has received no notice that the building, Restrooms, and common Areas are not in compliance with the Americans with Disabilities Act of 1990 and all other applicable building codes as of Initial Commencement Date of the Lease. Landlord shall remedy any violation of this representation at its sole cost, promptly following receipt of notice for any condition in existence prior to the Initial Commencement Date but only to the extent required by law. However, in the event that the governing authorities do not notify the Landlord or the Tenant of an ADA violation, then Landlord shall not be required to make any alterations. Landlord shall warrant that the building, Restrooms, and Common Areas are in compliance with the Americans with Disabilities Act of 1990 and all other applicable building codes as of Initial Commencement Date of the Lease. Landlord shall remedy any violation of this Warranty at its sole cost, promptly following receipt of notice. However, in the event that the governing authorities do not notify the Landlord or the Tenant of an ADA violation, then Landlord shall not be required to make any alterations.

6. RIGHT OF FIRST REFUSAL: Tenant shall have a continuing Right of First Refusal to lease any space on the second floor of the Building which is currently available or later becomes available during its lease terms and any extensions thereof. The Right of First Refusal space should be offered to Tenant at the same terms and conditions (inclusive of tenant improvement allowance, commissions, base year, rental rate, etc.) as those proposed to and accepted by an interested third party. Tenant will have five (5) business days after receipt of Landlord's written notice of third party interest in which to exercise or not exercise the Right of First Refusal. If Tenant elects not to exercise the option, Landlord will have ninety (90) days to execute a lease with a third party at similar terms offered to Tenant. If Landlord prepares to offer said space at an effective rental rate (inclusive of rental rate, tenant
Improvements, Base Year, etc.) which is lower that that originally offered to Tenant or if after ninety (90) days Landlord has failed to execute for the proposed space, Tenant's Right of First Refusal shall be reinstated.

7. NON DISTURBANCE AGREEMENT: With respect to any existing or future first lien mortgages, deeds of trust or other liens entered into by and between Landlord and any such mortgage and/or any beneficiary of any deed of trust or other such lien granted by Landlord (collectively referred to as "Landlord's Mortgagee"), Landlord shall secure and deliver a non-disturbance agreement from and executed by Landlord's Mortgagee for the benefit if Tenant.

8. ARBITRATION: The Lease shall provide that any disputes, including whether or not any action or inaction would constitute a default, shall be resolved by arbitration as described in detail under an arbitration provision to be included in the Lease.

9. JANITORIAL SERVICE: Tenant shall have the right to choose its own janitorial service. Landlord shall pay up to $.056 per rentable square foot for such services. Any additional cost shall be at the expense of Tenant. Future cost increase after the Base Year shall be passed through to Tenant subject to
Article 4 of the Addendum.

10. COMPUTER ROOM HVAC; Tenant at its sole cost and expense shall have the right to remove the two existing air conditioning units in the computer room. if such is left by the existing Tenant Peregrine Systems. All retrofitting shall be at the expense of Tenant and Landlord shall be liable and responsible for the storage of said units.

11. OPTION TO RENEW: Provided the Tenant is not been in default and Tenant is in possession of the Premises, Tenant shall have two (2) five-year Options to Extend the Term of this Lease at a Rental Rate which shall be the then prevailing market rate for similar office space. Tenant must give notice in writing to Landlord one hundred eighty (180) days prior to the expiration of the Original Term of this Lease in order to exercise said Option. If Landlord and Tenant are unable to reach a written agreement on the Rent of this extension within forty-five (45) days, then the prevailing "Fair Market Rental Rate" shall be determined by appraisers appointed as herein set forth, based on comparable rentals then charged and collected in the area, taking into account items that professional real estate appraisers customarily consider including location, credit of the Tenants of other properties, size, age, design, utility and other relevant factors on the property in the area as they compare to the Subject Premises. The Option to Extend is personal to the Tenant and may not be exercised or signed voluntarily or involuntarily by or to any person or entity other than Tenant, except to an assignee not requiring Landlord's consent as provided in the Lease.

Any required appraisal in regard to "Fair Market Rental Rate" shall be made as follows:

If Landlord and Tenant are unable to come to a written agreement in regards to the Base Rent for the Option Period within forty-five (45) days of the exercise date, then Landlord and Tenant shall appoint in writing an independent qualified real estate appraiser who shall be a member of the American Institute of Real Estate Appraisers or equivalent. Each of these two (2) appraisers shall prepare a written determination of "Fair Market Rental Rate" within thirty (30) days. If the two (2) appraisals are within five percent (5%), then the average shall be calculated and the value thus determined shall conclusively be deemed to be the "Fair Market Rental Rate" of the Leased Premises for the purpose of this paragraph and shall accrue from the first (1st) day of the Extended Term thereof. However, if the two (2) appraisals are not within five percent (5%), then upon mutual agreement Landlord and Tenant shall instruct each of their appraisers to appoint a third (3rd) appraiser with qualifications as outlined above within ten(10) days. Such independent third (3rd) appraiser shall have twenty (20) days to make his own determination of "Fair Market Rental Rate" which shall then conclusively be deemed to be the "Fair Market Rental Rate" of the Leased Premises for the purposes of this Lease and shall accrue from the first (1st) day of the Extended Term hereof. Each party shall pay for the cost of its appointed appraiser at one-half (1/2) of the cost of the third (3rd) appraiser. If either Landlord or Tenant fails to appoint an appraiser, then the appraiser appointed by the party appointing an appraiser shall make the required appraiser acting alone and the decision of such appraiser as to "Fair Market Rental Rate" of the Premises, shall be conclusive and binding upon Landlord and Tenant. In no event shall the delay of the determination of the "Fair Market Rental Rate" of the Premises affect Tenant's obligation to pay the amount of Rent as is then in effect or the amount of increase, if any, immediately upon receipt of notification of the same.

12. Damage to Premises. Should there be extensive damage caused by Peregrine Systems' move out, then Excalibur shall not be responsible for the damage and repair thereof, if necessary.

      DATED THIS _____________ day of 1995.

LANDLORD:


MHPP, INC. a California corporation,

By:________________________________

Title:_______________________________


TENANT:

EXCALIBUR TECHNOLOGIES CORP.

By:________________________________

Title:_______________________________